SOLIGENIX

Expert Moderated Conference Call:

Oral Mucositis – Advancing the Next Generation of Therapies

OTC QB: SNGX

Conference Call Participants

Jason Kolbert

Moderator and Managing Director of Biotechnology Research at the Maxim Group

Stephen T. Sonis, DMD, DMSc

Clinical Professor of Oral Medicine at Harvard School of Dental Medicine, Senior Surgeon and Chief, Divisions of Oral Medicine at Brigham and Women's Hospital and the Dana-Farber Cancer Institute, and Chief Scientific Officer of Biomodels, LLC, as well as Scientific Advisory Board Member and Lead Advisor for the Soligenix Phase 2 clinical study of SGX942 for the treatment of oral mucositis in head and neck cancer

Oreola Donini, PhD

Vice President of Preclinical Research and Development at Soligenix and an Inventor of SGX94 "Innate Defense Regulator" Technology

Christopher J. Schaber, PhD

President and Chief Executive Officer at Soligenix

Oral Mucositis

- What is Oral Mucositis (OM)?
- What populations are at high risk?
- What is the pharmacoeconomic impact?
- What role does the innate immune system play in OM and how important is it?
- What are the current therapies used to treat OM?
- What other indications are related to mucositis?
- Why is SGX942 a good candidate in OM?

What is Oral Mucositis?

- Severe, diffuse mouth sores caused by cancer treatment with chemotherapy or radiation
- Affects up to 500,000 patients per year in the US
- Considered by patients as the most troubling side effect of cancer treatment
- Very painful with serious consequences for patient treatment and survival
- No drug approved for solid tumors – area of high unmet medical need

What are the clinical features?

- Characterized by early redness of the mouth and burning
- Within 10 days ulceration begins, limiting food intake and requiring narcotics
- Ulceration progresses to involve large areas of the mouth making eating impossible with reliance on parenteral nutrition
- Breakthrough pain with narcotics not unusual


Oral Mucositis Time Course
in Head and Neck Cancer
Mean MTS Score
Oral cavity / oropharynx
Larynx / hypopharynx
End of Radn
Weeks after RT Start
0 1 2 3 4 5 6 7 8 9 10
1 2 3 4

Elting et al 2008



How is severity scored?



Grade 2 oral mucositis



Grade 3 oral mucositis



Grade 4 oral mucositis

WHO Grading Scale	
Grade 0	None
Grade 1	Soreness + erythema, no ulceration
Grade 2	Ulcers. Patients can swallow solid diet
Grade 3	Ulcers of such severity that intake limited to liquids
Grade 4	Ulcers of such severity that patient can not tolerate anything by mouth

Who is at risk for mucositis?

- Close to 500,000 US patients per year suffer from from mucositis during cancer therapy – and the incidence is increasing



Breast
14%
Stem cell
transplant
4%
Head and
Neck
15%
NSCLC
41%
NHL
5%
CRC
21%

What is the pharmacoeconomic impact?

- Incremental cost of OM in head and neck cancer is ~$17,000 / patient



Median Cost with Range
($US, 2008)
75,000
60,000
45,000
30,000
15,000
0
Without Mucositis/Pharyngitis
With Mucositis/Pharyngitis
Incremental cost
$17,244
Hospitalization
Tests
Imaging
Clinic Visits
Medication
Labs
Total

Nonzee et al 2008

What is the role of innate immunity in OM?


Normal Epithelium
Initiation
Amplification
Ulceration
Healing
Radiation
Innate response to damage
Epithelium
Sub-Mucosa
Chemotherapy
Ref: S. Sonis 2004

What are the opportunities for intervention?

- The innate immune response is a key component in the initiation of the biological cascade that drives mucosal injury
- It appears that the most effective interventions will be those that mitigate/prevent the activation of the initiation phase of mucositis
- Once the damage occurs, it is very difficult to stop or reverse
- Strategies aimed at accelerating the resolution of existing mucosal damage have fallen short

What therapies are currently used?

Product	Company	Phase	Indication	Comment / Issue
Kepivance	Biovitrum	Approved (drug)	Prevent OM-HSCT	Inconvenient IV dosing 3x pre + 3x post chemo, over priced
Gelclair	EKR	Approved (device)	Palliation	Poor reimbursement, poor data
Mucotrol	Edwards Pharmaceutical	Approved (device)	Palliation	Poor reimbursement, poor data
Caphosol	EUSA	Approved (device)	Palliation	Poor reimbursement, poor data
Episil	Camurus	Approved (device)	Palliation	
Mugard	Access	Approved (device)	Palliation	Poor reimbursement; recent controlled study confirmed activity as a palliative agent

Kepivance: ONLY drug approved; restricted to non-solid tumors (eg Bone Marrow Transplant)
High costs
Inconvenient dosing

Devices: Are NOT drugs; are not required to demonstrate clinical efficacy for approval
Poor efficacy – No biological activity
Limited reimbursement

What other indications are related to mucositis?

- The fundamental basis for all CRT-related tissue injury is similar
- Consequently, an effective intervention for OM may, with modest modifications in formulation, be effective for:
  - Radiation-induced dermatitis
  - Radiation-induced proctitis
  - Radiation-induced fibrosis
- It is quite likely that effective attenuation of the initiation phase with a systemically administered agent will favorably impact the development of non-tissue centric toxicities such as fatigue and cognitive dysfunction

Why is SGX942 a good candidate in OM?

- SGX942 is an innate defense regulator (IDR) and the ***first drug*** to address innate immunity directly to treat OM
- Innate immune responses occur immediately after radiation or chemotherapy treatment and throughout the OM cycle
- SGX942 therefore has the potential to impact the important initiation phase as well as maintaining an impact throughout the disease process
- SGX942 has demonstrated significant efficacy in preclinical models mimicking fractionated radiation therapy and chemotherapy

SGX942

Oral Mucositis

- What is the mechanism of SGX942?
- What role does SGX942 play in oral mucositis?
- How might SGX942 impact oral mucositis?
- What is the preclinical data supporting mucositis?
- What is the clinical experience with SGX942?
- What are the next steps?

What is the mechanism of SGX942?


Bacteria at infection site
PAMPs
DAMPs & CRAMPs
Damaged Cells
TLRs
NODs
SGX942
Adaptor Protein p62
Altered Signaling
MAPK, PI3K, (NFκB)
C/EBP1 etc
Sentinel Cell
IL1ra ↑
TNFα ↓
Controlled Inflammation
Selective Effector Cell Recruitment
Wound debridement & healing
Bacteria at infection site
Pathogen Killing & Clearance

What is the role of SGX942 in mucositis?

- SGX942 functions immediately downstream of key innate defense receptors
- Responds to damage (including chemo-radiation) or pathogen associated triggers in the innate immune system
- Oral mucositis results from an exaggerated response of the innate immune system to radiation or chemotherapy induced damage; SGX942 mitigates this response
- Preclinically – SGX942 has been shown to decrease the duration of severe oral mucositis after radiation insult or after chemotherapy insult
- Preclinically – SGX942 has also been shown to be able to help mitigate tissue damage at most mucosal surfaces (colon, mouth) and even skin
- Preclinically – SGX942 has also shown efficacy in clearing infection

SGX942 – Early and Continuous Impact on OM



Normal Epithelium
Initiation
Amplification
Ulceration
Healing
Radiation
Innate response to damage
Epithelium
Sub-Mucosa
Ref: S. Sonis 2004
Chemotherapy
SGX942

Preclinical Data: Radiation-Induced Mucositis

SciClone SCV-07



(b)
Watkins et al 2010
Percent of animals days with a score of 3 or higher
0
10
20
30
40
33% reduction
*
Vehicle control
Days −1 to 29
100 ug/kg
Days −1 to 29
100 ug/kg
Days 0−3, 6−9
100 ug/kg
Days −1, 4, 5 10−29

SGX942



%Animal Days with a Score of >/= 3
0
10
20
30
40
50
p=.027
p=.006
p<.001
46% reduction
Vehicle
Q3d 0-33
Days of Radn
Days of Radn Q3d

Summary:

- SGX942 (25mg/kg, IV) dosed every third day (red group) or on days of radiation treatment (green group)
- A dosing regimen which is most similar to the intended clinical protocol (blue group) demonstrated the best efficacy in this study

Preclinical Data:Chemotherapy-Induced Mucositis


Duration of Severe Mucositis
% Animal Days with a Score of 3 or Higher
25
20
15
10
5
0
53% reduction
P<0.001
Vehicle Days -1, 2, 5
SGX-942 Days -1, 2, 5


Endoscopy (Colitis) Score
Mean Endoscopy Colitis Score (+/-SEM)
2.0
1.5
1.0
0.5
0.0
Vehicle Days -1, 2, 5
SGX942, Days -1, 2, 5
p<.05
Day 4
Day 7


% Body Weight each Day
Mean % Weight Change (+/-SEM)
5
0
-5
-10
-15
Vehicle Days -1, 2, 5
SGX-942 Day -1, 2, 5
-5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Day

Summary:

- **Oral mucositis, clinical endoscopy scores and body weight changes in the SGX942-treated animals show statistically significant differences from vehicle**
- **Note: 25 mg/kg in mouse ~ 1.5 mg/kg in human**

Clinical Experience – Completed Phase 1 Study

- Placebo-controlled, randomized trial in 84 normal, healthy subjects
- Single ascending dose phase of 54 subjects in 6 cohorts at doses up to 8 mg/kg
- Multiple ascending dose phase of 30 patients in 5 cohorts at doses up to 6.5 mg/kg/day for 7 days
- No maximum tolerated dose or dose limiting toxicity identified
- Drug well-tolerated
- Evaluated pharmacokinetic profile and pharmacodynamic markers of SGX942

Next Steps – Phase 2 OM Clinical Study

- Double-blind, randomized, placebo-controlled trial with ~75 patients at ~25 centers
- Initiation: H2 2013; Primary endpoint data: H2 2014
- Patients with tumors of the oropharynx and oral cavity undergoing intensity modulated radiation (IMRT) of 2.0-2.2 Gy per day, with a total planned radiation dose of 55-72 Gy with concomitant cisplatin chemotherapy
- Treatment: SGX942 or Placebo IV 2x / week immediately after radiation treatment
  - Potential dose levels of 1.5 and 6.0 mg/kg to be evaluated for efficacy
- Endpoints: incidence <u>and</u> duration of grade 2+ <u>and</u> grade 3+ OM
- Collect samples for future prediction of OM severity and / or SGX942 treatment responders